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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 12, 1999, incorporated by reference in this Form 10-K for the year ended December 31, 1998, into the Company's previously filed Registration Statements File Nos. 333-14023-01, 333-42603, 333-42605.


                                                         /s/ ARTHUR ANDERSEN LLP


Memphis, Tennessee,
March 26, 1999.